UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

EPOCRATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35062	94-3326769
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1100 Park Place, Suite 300
San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 227-1700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On April 24, 2012, the Board of Directors (the “Board”) of Epocrates, Inc. (the “Company”) approved September 18, 2012 as the date for the Company’s 2012 Annual Meeting of Stockholders to be held at the Company’s principal executive offices located at 1100 Park Place, Suite 300, San Mateo, California 94403. The Board also approved July 30, 2012 as the record date for the 2012 Annual Meeting of Stockholders. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Deadline for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

Because the 2012 Annual Meeting of Stockholders will be held more than 30 days from the anniversary of the Company’s 2011 Annual Meeting of Stockholders, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders. Such proposals must be delivered to the Corporate Secretary at Epocrates, Inc., 1100 Park Place, Suite 300, San Mateo, California 94403 no later than the close of business on May 31, 2012 to be considered timely, which the Company has determined to be a reasonable time before the Company begins to print and send proxy materials. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and may be omitted if not in compliance with applicable requirements.

Deadline for Stockholder Proposals to be Brought Before An Annual Meeting

Because the 2012 Annual Meeting of Stockholders will be held more than 30 days from the anniversary of the Company’s 2011 Annual Meeting of Stockholders, in accordance with the Company’s Amended and Restated Bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be received not earlier than the close of business on May 21, 2012 and not later than the close of business on June 20, 2012 in order to be considered at the 2012 Annual Meeting of Stockholders. Such proposals must be delivered to the Corporate Secretary at Epocrates, Inc., 1100 Park Place, Suite 300, San Mateo, California 94403 and must also comply with all other requirements set forth in the Company’s Amended and Restated Bylaws and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOCRATES, INC.

Dated: April 30, 2012
	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer
General Counsel and Secretary